Supplement to

Calvert Variable Series, Inc.
Social International Equity Portfolio

Statement of Additional Information dated April 30, 2009
Date of Supplement: December 16, 2009

The Board of Directors has approved a resolution to "merge" Social International Equity Portfolio, a series of Calvert Variable Series, Inc., into Summit EAFE International Index Portfolio, a series of Summit Mutual Funds, Inc.

Social International Equity Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Social International Equity Portfolio will be exchanged for shares of Summit EAFE International Index Portfolio. The number of Summit EAFE International Index Portfolio shares you receive will depend on the value of your Social International Equity Portfolio shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change to the portfolio manager of the Portfolio has been made, effective December 11, 2009, as disclosed below:

Replace the second paragraph under “Subadvisors” on page 26 pertaining to Social International Equity with the following:

Calvert has retained World Asset Management, Inc. ("World Asset") as Subadvisor for Social International Equity. World Asset is a wholly-owned subsidiary of the Comerica, Inc. World Asset receives a subadvisory fee, paid by the Advisor, of 0.15% of the Portfolio’s average daily net assets.

Under “Other Accounts Managed by Portfolio Managers of the Portfolios – SOCIAL INTERNATIONAL EQUITY”, replace the charts on page 28 with the following:

World Asset Management:
Theodore D. Miller

Accounts Managed (not includingSocial International Equity) as of November 30, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	15	3
Total Assets in Other Accounts Managed	$85,748,211	$2,317,999,701	$455,000
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	None	None	None
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Potential Conflicts of Interest in Managing a Portfolio and Other Accounts - SOCIAL INTERNATIONAL EQUITY”, replace the paragraphs on pages 32-33 with the following:

World Asset Management:
Theodore D. Miller

World Asset personnel may be part of the portfolio management team serving numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). World Asset portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account. Although World Asset does not track the time a portfolio manager spends on a single account, World Asset does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. World Asset seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines.

Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, World Asset may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio management team will vary. Although they are less likely to arise in the context of passively managed accounts than they are in the context of actively managed accounts, conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts. Because each portfolio manager’s compensation is affected by revenues earned by World Asset, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts. In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World Asset may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner. World Asset has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, World Asset monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the World Asset’s Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940. Furthermore, senior personnel of World Asset periodically review the performance of all portfolio managers.

Under “Compensation of Portfolio Managers of the Portfolios - SOCIAL INTERNATIONAL EQUITY”, replace the chart on page 36 with the following:

World Asset Management:
Theodore D. Miller

Compensation with Respect to Management of Social International Equity and Other Accounts as of December 11, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	World Asset	Fixed (guaranteed) payment based on investment industry benchmark compensation surveys.
Bonus	World Asset

An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World Asset considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success as well as the profitability of the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	World Asset

Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and/or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World Asset as well as our parent company Comerica, Incorporated.

Under “Securities Ownership of Portfolio Managers of the Portfolios - SOCIAL INTERNATIONAL EQUITY”, replace the row of the chart on page 40 with the following:

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

Social International Equity	World Asset	Theodore D. Miller	None